Exhibit 10.4

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 7, 2015, among Summit Hotel OP, LP (the “Borrower”), Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), and the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”).

PRELIMINARY STATEMENTS:

(1)                                 The Borrower, Summit Hotel Properties, Inc. (the “Parent Guarantor”), the other guarantors named therein, Administrative Agent, and the Lender Parties have entered into that certain Credit Agreement dated as of October 10, 2013, and amended by that certain First Amendment to Credit Agreement dated as of February 27, 2015 (as amended, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)                                 The Borrower, the Parent Guarantor and the other guarantors are contemplating entering into a new term loan facility on or about the date hereof (the “Term Loan”).

(3)                                 The Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.                            Amendments to Credit Agreement.  The Credit Agreement is, upon the occurrence of the Second Amendment Effective Date (as defined in Section 3 below), hereby amended as follows:

(a)                                 The following text is hereby inserted as a new Section 5.01(x), immediately following Section 5.01(w):

“(x) Equal Treatment.  (i)  Cause the Facility to have equal support as any other Unsecured Indebtedness of any of the Loan Parties (whether as borrower, co-borrower, guarantor or otherwise).  Without limiting the generality of the foregoing, the Loan Parties shall cause any other Subsidiary or Joint Venture of any Loan Party that is a borrower or co-borrower, guarantees, or otherwise becomes obligated in respect of any Unsecured Indebtedness of any of the Loan Parties, whether as a borrower, co-borrower, guarantor or otherwise, to simultaneously duly execute and deliver to Administrative Agent a Guaranty Supplement in substantially the form of Exhibit D hereto or such other guaranty supplement in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the Loan Parties’ Obligations under the Loan Documents.  Furthermore, the Borrower shall cause any such Person to satisfy all other representations, covenants and conditions in this Agreement with respect to Guarantors.  Furthermore, no Lien may be granted, suffered or incurred on any property, assets or revenue in favor of the lenders, trustees or holders under any Unsecured Indebtedness of any of the Loan Parties without effectively providing that all Obligations under the Loan Documents shall be secured equally and ratably with such Unsecured Indebtedness pursuant to agreements in form and substance reasonably satisfactory to the Administrative Agent.

(ii)       The Borrower may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall promptly release, a Person which has become a Guarantor solely pursuant to this Section 5.01(x) from the Guaranty so long as:  (a) no Default or Event of Default shall then be in existence or would occur as a result of such release, (b) the Administrative Agent shall receive such written request at least five (5) Business Days prior to the requested date of such release (or such shorter period as may be acceptable to the Administrative Agent in its sole discretion), and (c) such Person is no longer required to be a Guarantor pursuant to the terms of Section 5.01(x)(i) or any other provision of this Agreement.  Delivery by the Borrower to the Administrative Agent of any such request for a release shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.  Notwithstanding the foregoing, the foregoing provisions shall not apply to the Parent Guarantor or any owner or lessee of an Unencumbered Asset, which may only be released as otherwise provided in this Agreement.”

SECTION 2.                            Representations and Warranties.  The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Second Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 3.                            Conditions of Effectiveness.  This Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a)                                 The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     (x) counterparts of this Amendment executed by the Borrower, the Administrative Agent and all Lenders, or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (y) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(ii)                                  A certificate of the Secretary or an Assistant Secretary of (i) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (ii) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

(b)                                 The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Second Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Second Amendment Effective Date, in which case as of such specific date).

(c)                                  No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or an Event of Default.

2

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein.  This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4.                            Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.                            Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.                            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this letter for all purposes.

SECTION 7.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(Signature pages follow)

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

SUMMIT HOTEL OP, LP,
a Delaware limited partnership

By:	SUMMIT HOTEL GP, LLC,
a Delaware limited liability company,
its general partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
a Maryland corporation,
its sole member

		By:	/s/ Christopher Eng
			Name:	Christopher Eng
			Title:	Secretary

(Signatures continued on next page)

Agreed as of the date first above written:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Initial Issuing Bank,
Swing Line Bank and Initial Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ James F. Griffith
Name: James F. Griffith
Title: Managing Director

(Signatures continued on next page)

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ John Sletten
Name: John Sletten
Title: Vice President

(Signatures continued on next page)

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Komperda
Name: James Komperda
Title: Vice President

(Signatures continued on next page)

REGIONS BANK,
as a Lender

By:	/s/ T. Barrett Vawter
Name: T. Barrett Vawter
Title: Vice President

(Signatures continued on next page)

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Rina Kansagra
Name: Rina Kansagra
Title: Authorized Signatory

(Signatures continued on next page)

FIFTH THIRD BANK,
as a Lender

By:	/s/ Casey Geling
Name: Casey Geling
Title: Vice President

(Signatures continued on next page)

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

(Signatures continued on next page)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Scott C. DeJong
Name: Scott C. DeJong
Title: Vice President

(Signatures continued on next page)

CONSENT

Dated as of April 7, 2015

Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VII of the Credit Agreement dated as of October 10, 2013, as amended on February 27, 2015, in favor of the Lender Parties party to the Credit Agreement referred to in the foregoing Second Amendment to Credit Agreement, hereby consents to such Second Amendment to Credit Agreement and hereby confirms and agrees that notwithstanding the effectiveness of such Second Amendment to Credit Agreement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.  Without limitation of the foregoing, each Guarantor hereby ratifies the Credit Agreement as amended to date.

SUMMIT HOTEL PROPERTIES, INC.,
a Maryland corporation

By:	/s/ Christopher Eng
	Name:	Christopher Eng
	Title:	Secretary

(Signatures continued on next page)

Summit Hotel TRS 020, LLC		Summit Hospitality I, LLC,
Summit Hotel TRS 021, LLC		a Delaware limited liability company
Summit Hotel TRS 023, LLC
Summit Hotel TRS 028, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 029, LLC			Name:	Christopher Eng
Summit Hotel TRS 036, LLC			Title:	Secretary
Summit Hotel TRS 037, LLC
Summit Hotel TRS 039, LLC		Summit Hospitality 22, LLC,
Summit Hotel TRS 046, LLC		a Delaware limited liability company
Summit Hotel TRS 054, LLC
Summit Hotel TRS 055, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 056, LLC			Name:	Christopher Eng
Summit Hotel TRS 057, LLC			Title:	Secretary
Summit Hotel TRS 060, LLC
Summit Hotel TRS 063, LLC		Summit Hospitality 039, LLC,
Summit Hotel TRS 066, LLC		a Delaware limited liability company
Summit Hotel TRS 068, LLC
Summit Hotel TRS 069, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 075, LLC			Name:	Christopher Eng
Summit Hotel TRS 079, LLC			Title:	Secretary
Summit Hotel TRS 080, LLC
Summit Hotel TRS 081, LLC		Summit Hospitality 057, LLC,
Summit Hotel TRS 082, LLC		a Delaware limited liability company
Summit Hotel TRS 084, LLC
Summit Hotel TRS 088, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 093, LLC			Name:	Christopher Eng
Summit Hotel TRS 094, LLC			Title:	Secretary
Summit Hotel TRS 095, LLC
Summit Hotel TRS 096, LLC		Summit Hospitality 060, LLC,
Summit Hotel TRS 097, LLC		a Delaware limited liability company
Summit Hotel TRS 100, LLC
Summit Hotel TRS 102, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 104, LLC			Name:	Christopher Eng
Summit Hotel TRS 105, LLC			Title:	Secretary
Summit Hotel TRS 108, LLC
Summit Hotel TRS 109, LLC		Summit Hospitality 079, LLC,
Summit Hotel TRS 115, LLC		a Delaware limited liability company
Summit Hotel TRS 116, LLC
Summit Hotel TRS 117, LLC		By:	/s/ Christopher Eng
			Name:	Christopher Eng
			Title:	Secretary
By:	Summit Hotel TRS, Inc.,
a Delaware corporation, the sole		Summit Hospitality 081, LLC,
member of each of the above referenced		a Delaware limited liability company
Delaware limited liability companies
		By:	/s/ Christopher Eng
			Name:	Christopher Eng
By:	/s/ Christopher Eng		Title:	Secretary
Name:	Christopher Eng
Title:	Secretary

Summit Hospitality 082, LLC,			Summit Hospitality 115, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 084, LLC,			Summit Hospitality 116, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 093, LLC,			Summit Hospitality 117, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng

	Title:	Secretary		Title:	Secretary

Summit Hospitality 100, LLC,
a Delaware limited liability company

By:	/s/ Christopher Eng
	Name:	Christopher Eng

	Title:	Secretary

(Signatures end)